UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2003

CIBER, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23488	38-2046833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111

(Address of principal executive offices)                          (Zip Code)

Registrant’s telephone number, including area code:  (303) 220-0100

CIBER, Inc.

Information to be included in the Report

Item 9. Regulation FD Disclosure

Item 12. Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Items 9 and 12 of Form 8-K, pursuant to interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216 dated March 27, 2003.

On April 25, 2003, we announced our financial results for the quarter ended March 31, 2003.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibits

99.1                           Press release dated April 25, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, Inc.

Date: April 25, 2003	By:	/s/ David G. Durham
David G. Durham
Chief Financial Officer, Senior
Vice President and Treasurer